FINANCIAL STATEMENTS
UNAUDITED

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2007

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

September 30, 2007

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary

Inception (July 13, 2004) through September 30, 2007

Internal Rate of Return v. Merrill Lynch US High Yield and S&P 500 Indices

					Annualized
	2004*	2005	2006	2007**	Inception-to-Date
Special Value Opportunities Fund, IRR	-12.1%	13.8%	19.5%	11.4%	13.5%
Merrill Lynch US High Yield Index	18.1%	2.8%	11.6%	4.5%	8.1%
Standard & Poor's 500 Index	21.7%	4.9%	15.7%	12.4%	12.4%

* Annualized period from inception (July 13, 2004) through September 30, 2004
** Annualized year to date

The internal rates of return shown above represent past performance and are not a guarantee of future performance of Special Value Opportunities Fund (the "Company"). Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRRs presented assume an investment in the Company at net asset value as of the period beginning date, and a liquidation of the Company at net asset value as of the period end date. IRR is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed in the initial operating periods of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation

September 30, 2007

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	13.7%
Communications Equipment Manufacturing	11.6%
Plastics Product Manufacturing	8.5%
Semiconductor and Other Electronic Component Manufacturing	7.2%
Motor Vehicle Parts Manufacturing	6.4%
Satellite Telecommunications	6.3%
Activities Related to Credit Intermediation	4.7%
Other Amusement and Recreation Industries	3.8%
Scheduled Air Transportation	3.4%
Electric Power Generation, Transmission and Distribution	3.0%
Glass and Glass Products Manufacturing	2.9%
Alumina and Aluminum Production and Processing	2.9%
Data Processing, Hosting and Related Services	2.5%
Depository Credit Intermediation	2.5%
Printing and Related Activities	2.1%
Nonferrous Metal (except Aluminum) Production and Processing	1.3%
Offices of Real Estate Agents and Brokers	0.6%
Basic Chemical Manufacturing	0.5%
Motor Vehicle Manufacturing	(0.1)%
Miscellaneous	3.4%
Cash and Cash Equivalents	12.8%

Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

September 30, 2007

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$597,312,248	$610,374,661
Equity securities	127,920,923	146,202,093
Total investments in securities of unaffiliated issuers	725,233,171	756,576,754

Investments in securities of affiliates
Debt securities	130,079,663	122,377,993
Equity securities	236,218,565	286,825,554
Total investments in securities of affiliates	366,298,228	409,203,547

Total investments	1,091,531,399	1,165,780,301

Cash and cash equivalents		170,748,391
Accrued interest income on securities of unaffiliated issuers		12,258,256
Accrued interest income on securities of affiliates		4,138,045
Other receivables		5,206,234
Deferred debt issuance costs		4,542,439
Receivable for investment securities sold		2,965,400
Prepaid expenses and other assets		450,528
Total assets		1,366,089,594

Liabilities
Credit facility payable		355,000,000
Payable for investment securities purchased		11,984,223
Performance fees payable		9,186,470
Unrealized loss on derivative instruments (Note 2)		8,662,150
Management and advisory fees payable		1,481,250
Interest payable		1,066,790
Payable to affiliate		102,705
Accrued expenses and other liabilities		3,331,194
Total liabilities		390,814,782

Preferred Stock
Auction rate money market preferred stock (Series A - E); $25,000/share
liquidation preference; 9,520 shares authorized, issued and outstanding		238,000,000
Accumulated dividends on auction rate money market preferred stock		1,288,503
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding		-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and
outstanding		200,000
Accumulated dividends on Series Z preferred stock		6,339
Total preferred stock		239,494,842

Net assets applicable to common shareholders		$735,779,970

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares
issued and outstanding		$37
Paid-in capital in excess of par		674,972,136
Distributions in excess of net investment income		(73,795,158)
Accumulated net realized gains		70,283,688
Accumulated net unrealized appreciation		65,614,109
Accumulated dividends to preferred shareholders		(1,294,842)
Net assets applicable to common shareholders		$735,779,970

Common stock, NAV per share		$20,153.33

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (54.82%)
Bank Debt (44.27%) (1)
Alumina and Aluminum Production and Processing (2.87%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 10%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $42,196,000)	$42,196,000	$38,398,360	2.87%

Basic Chemical Manufacturing (0.18%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, LIBOR + 7.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $2,742,730)	$2,813,056	2,409,852	0.18%

Communications Equipment Manufacturing (8.32%)
Dialogic Corporation, Senior Secured Note, LIBOR + 8%, due 3/28/12
(Acquired 9/28/06, Amortized Cost $45,712,166) (2)	$45,712,166	49,003,442	3.67%
Enterasys Network Distribution Ltd., Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $6,399,703) - (Ireland) (2)	$6,530,309	6,481,332	0.48%
Enterasys Networks, Inc., Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $28,060,237) (2)	$28,632,895	28,418,148	2.13%
Gores Ent Holdings, Inc., Senior Secured Note, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $24,269,566) (2)	$27,638,279	27,285,891	2.04%
Total Communications Equipment Manufacturing		111,188,813

Data Processing, Hosting and Related Services (2.55%)
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $9,809,986)	$9,809,986	9,800,176	0.74%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $23,916,928)	$24,057,422	24,237,853	1.81%
Total Data Processing, Hosting and Related Services		34,038,029

Electric Power Generation, Transmission and Distribution (0.07%)
La Paloma Generating Company, Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $2,977,479) (3)	$34,463,939	925,852	0.07%

Motor Vehicle Manufacturing ((0.06)%)
General Motors Corporation, Revolver, due 7/20/11
(Acquired 9/26/07 and 9/27/07, Amortized Cost $(745,850))	$10,000,000	(810,000)	(0.06)%

Office of Real Estate Agents and Brokers (0.58%)
Realogy Corporation, Revolver, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Amortized Cost $(1,226,250))	$20,000,000	(1,660,000)	(0.12)%
Realogy Corporation, Delayed Draw B Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, and 8/16/07, Amortized Cost $9,411,250)	$10,000,000	9,390,000	0.70%
Total Office of Real Estate Agents and Brokers		7,730,000

Plastics Product Manufacturing (0.38%)
WinCup, Inc., Subordinated Promissory Note, 10% PIK, due 5/29/10
(Acquired 2/28/07, Amortized Cost $5,092,309) (2), (9)	$5,092,309	5,066,847	0.38%

Satellite Telecommunications (6.20%)
ProtoStar Limited, Senior Secured Note, LIBOR + 9.5%, due 7/12/08
(Acquired 7/12/07, Amortized Cost $7,374,419)	$7,374,419	7,374,419	0.55%
WildBlue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 4% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/6/06, Amortized Cost $36,231,312)	$36,276,134	36,127,402	2.70%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (continued)
Satellite Telecommunications (continued)
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $38,151,424)	$39,582,379	$39,469,569	2.95%
Total Satellite Telecommunications		82,971,390

Scheduled Air Transportation (3.45%)
Northwest Airlines, Inc., 1st Preferred Mortgage, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $25,403,495)	$25,590,187	26,402,676	1.98%
Northwest Airlines, Inc., 1st Preferred Mortgage, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $13,863,408)	$13,804,247	14,320,016	1.07%
Northwest Airlines, Inc., 1st Preferred Mortgage, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $4,964,355)	$5,178,497	5,371,982	0.40%
Total Scheduled Air Transportation		46,094,674

Semiconductor and Other Electronic Component Manufacturing (6.85%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 4.75%, due 12/18/12
(Acquired 7/12/07, Amortized Cost $4,030,101)	$4,208,983	3,977,488	0.30%
Isola USA Corporation, 2nd Lien Term Loan, LIBOR + 7.75%, due 12/18/13
(Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $34,747,512)	$35,866,469	34,790,475	2.60%
Vitesse Semiconductor Corporation, 1st Lien Term Loan,
LIBOR + 4% cash + 5% PIK, due 6/7/10
(Acquired 6/7/06, Amortized Cost $41,216,422)	$41,216,422	52,757,021	3.95%
Total Semiconductor and Other Electronic Component Manufacturing		91,524,984

Wired Telecommunications Carriers (12.88%)
Casema, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $46,235,566) - (Netherlands) (4)	€36,165,667	51,823,296	3.88%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $14,675,094)	$14,675,094	14,528,343	1.09%
Integra Telecom, Inc., 2nd Lien Senior Secured Term Loan,
LIBOR + 7%, due 2/28/14
(Acquired 9/5/07, Amortized Cost $13,924,310)	$14,504,490	14,649,534	1.10%
Integra Telecom, Inc., Unsecured Term Loan (Holdco),
LIBOR + 10% PIK, due 8/31/14
(Acquired 9/5/07, Amortized Cost $16,576,560)	$16,576,560	16,908,091	1.26%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/1/07, Amortized Cost $19,128,242)	$19,669,143	19,685,527	1.47%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $21,074,082)	$21,074,082	21,442,879	1.60%
NEF Telecom Company BV, 2nd Lien Term Loan, EURIBOR + 5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $3,461,038) - (Bulgaria) (4)	€2,528,890	3,613,379	0.27%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.25% Cash + 5.25% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $28,160,708) - (Bulgaria) (4)	€20,566,936	29,511,570	2.21%
Total Wired Telecommunications Carriers		172,162,619

Total Bank Debt (Cost $567,834,302)		591,701,420

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount or	Fair	Cash and
Security	Shares	Value	Investments

Debt Securities (continued)
Other Corporate Debt Securities (10.55%)
Electric Power Generation, Transmission and Distribution (0.02%)
Calpine Generating Company, Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11 (3)	$879,000	$324,483	0.02%

Nonferrous Metal (except Aluminum) Production and Processing (0.30%)
International Wire Group, Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$3,940,000	4,012,496	0.30%

Other Amusement and Recreation Industries (3.82%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 9.875%, due 10/15/07	$55,469,000	51,031,480	3.82%

Plastics Product Manufacturing (1.65%)
Pliant Corporation, Senior Secured Notes, 11.125%, due 9/1/09	$21,799,000	19,918,836	1.49%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (2), (3), (5), (6)	$16,527,000	2,109,837	0.16%
Total Plastics Product Manufacturing		22,028,673

Printing and Related Support Activities (2.13%)
Phoenix Color Corporation, Senior Subordinated Notes, 13%, due 2/1/09	$28,376,000	28,446,940	2.13%

Miscellaneous Securities (2.63%) (7)	$50,868,000	35,207,162	2.63%

Total Other Corporate Debt Securities (Cost $159,557,609)		141,051,234

Total Debt Securities (Cost $727,391,911)		732,752,654

Equity Securities (32.40%)
Activities Related to Credit Intermediation (4.65%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $52,744,807) (2), (3), (5), (6)	52,744.807	62,159,755	4.65%

Basic Chemical Manufacturing (0.27%)
THL Hawkeye Equity Investors, L.P. Interest
(Acquired 7/25/06, Cost $5,626,113) (3), (5)	5,626,113	3,628,843	0.27%

Communications Equipment Manufacturing (3.26%)
Dialogic Corporation, Class A Convertible Preferred Shares
(Acquired 9/28/06, Cost $7,032,638) (2), (3), (5), (6)	7,197,769	13,153,923	0.98%
Gores Ent Holdings, Inc., Series A Convertible Preferred Stock
(Acquired 3/1/06 and 11/7/06, Cost $24,613,227) (2), (3), (5), (6)	24,613.227	27,259,149	2.04%
Gores Ent Holdings, Inc., Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $2,815,947) (2), (3), (5), (6)	4,369.871	3,146,307	0.24%
Total Communications Equipment Manufacturing		43,559,379

Depository Credit Intermediation (2.53%)
Doral Holdings, LP
(Acquired 7/12/07, Cost $19,111,941) (3), (5)	19,111,941	33,816,515	2.53%

Electric Power Generation, Transmission and Distribution (2.95%)
Mach Gen, LLC, Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $2,173,595) (3), (5)	12,075	13,131,562	0.98%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $597,390) (3), (5)	3,236	1,779,800	0.14%
Mirant Corporation, Common Stock (3)	601,311	24,461,331	1.83%
Total Electric Power Generation, Transmission and Distribution		39,372,693

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Security	Shares	Value	Investments

Equity Securities (continued)
Glass and Glass Products Manufacturing (2.93%)
Owens Corning, Inc., Common Stock (3)	1,562,769	$39,147,364	2.93%

Motor Vehicle Parts Manufacturing (6.35%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $47,302,876) (2), (3), (5), (6), (8)	2,561,000	84,813,918	6.35%

Nonferrous Metal (except Aluminum) Production and Processing (0.99%)
International Wire Group, Inc., Common Stock (2), (3), (5), (6)	637,171	13,221,298	0.99%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holdings, Inc., Common Stock
(Acquired 4/3/06, Cost $403,486) (3), (5), (10)	179,327	46,401	0.00%

Plastics Product Manufacturing (6.43%)
Pliant Corporation, Common Stock (3)	515	515	0.00%
Pliant Corporation, 13% PIK Preferred Stock	6,347	2,868,228	0.21%
Radnor Holdings, Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,977,271) (2), (3), (5), (6)	18,656,037	-	0.00%
Radnor Holdings, Common Stock
(Acquired 7/31/06, Cost $141,356) (2), (3), (5), (6)	70	-	0.00%
Radnor Holdings, Non-Voting Common Stock
(Acquired 7/31/06, Cost $1,489,840) (2), (3), (5), (6)	724	-	0.00%
Radnor Holdings, Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (2), (3), (5), (6)	1	-	0.00%
Radnor Holdings, Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (2), (3), (5), (6)	1	-	0.00%
WinCup, Inc., Common Stock
(Acquired 11/29/06, Cost $73,517,938) (2), (3), (5), (9)	73,517,938	83,071,204	6.22%
Total Plastics Product Manufacturing		85,939,947

Satellite Telecommunications (0.09%)
WildBlue Communications, Inc., Non-Voting Warrants
(Acquired 10/23/06, Cost $1,205,976) (3), (5)	2,819,810	1,268,914	0.09%

Semiconductor and Other Electronic Component Manufacturing (0.39%)
TPG Hattrick Holdco, LLC, Common Units
(Acquired 4/21/06, Cost $3,829,067) (3), (5)	2,296,747	5,144,713	0.39%

Wired Telecommunications Carriers (0.77%)
Integra Telecom, Inc., Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $907,054) (3), (5)	2,712,204	4,298,836	0.32%
NEF Kamchia Co-Investment Fund, LP
(Acquired 7/30/07, Cost $5,780,030) - (Bulgaria) (3), (4), (5)	4,215,000	6,013,540	0.45%
Total Wired Telecommunications Carriers		10,312,376

Miscellaneous Securities (0.79%) (7)	581,214	10,595,531	0.79%

Total Equity Securities (Cost $364,139,488)		433,027,647

Total Investments in Securities (Cost $1,091.531,399)		1,165,780,301

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Cash and Cash Equivalents (12.78%)
Citigroup Funding Commercial Paper, 5.40%, due 10/16/07	$17,800,000	$17,714,560	1.33%
Kitty Hawk Commercial Paper, 5.55%, due 10/15/07	$5,000,000	4,978,417	0.37%
Ranger Commercial Paper, 5.15%, due 10/4/07	$12,500,000	12,474,965	0.94%
Ranger Commercial Paper, 5.15%, due 10/22/07	$5,000,000	4,979,972	0.37%
Toyota Motor Credit Corporation Commercial Paper, 5.22%, due 10/1/07	$1,400,000	1,396,346	0.11%
Toyota Motor Credit Corporation Commercial Paper, 4.70%, due 10/1/07	$2,200,000	2,199,138	0.17%
Toyota Motor Credit Corporation Commercial Paper, 5.30%, due 10/9/07	$30,000,000	29,845,417	2.23%
Toyota Motor Credit Corporation Commercial Paper, 5.16%, due 10/10/07	$19,000,000	18,937,363	1.42%
Union Bank of California Certificate of Deposit, 5.35%, due 10/3/07	$24,500,000	24,500,000	1.83%
Wachovia Corporation Commercial Paper, 5.55%, due 10/4/07	$35,000,000	34,908,271	2.61%
Wachovia Corporation Commercial Paper, 5.105%, due 10/29/07	$2,700,000	2,688,131	0.20%
Wachovia Corporation Commercial Paper, 5.10%, due 10/25/07	$13,600,000	13,544,127	1.01%
Wells Fargo Bank Overnight Repurchase Agreement, 4.35%	$395,997	395,997	0.03%
Cash Held on Account at Various Institutions	$2,185,687	2,185,687	0.16%
Total Cash and Cash Equivalents (11)		170,748,391

Total Cash and Investments in Securities		$1,336,528,692	100.00%

Notes to Statement of Investments

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and  sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(8)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(9)	Issuer is majority-owned by the Company.

(10)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the  issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(11)	Cash and cash equivalents include $13,544,127 segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $427,240,198 and
$465,128,139, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2007 was $953,778,431, or 71.36% of total cash and investments of the Company.

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2007

Investment income
Interest income from investments in securities of unaffiliated issuers	$66,210,108
Interest income from investments in affiliates	13,160,178
Other income - unaffiliated issuers	2,357,160
Other income - affiliates	27,934
Accretion of original issue discount	440,900
Dividend income	32,071
Total interest and related investment income	82,228,351

Operating expenses
Interest expense	15,739,933
Performance fees (Notes 3 & 7)	14,737,905
Management and advisory fees	13,331,250
Credit enhancement fees	2,003,486
Amortization of deferred debt issuance costs	709,838
Auction agent fees	451,208
Legal fees, professional fees and due diligence expenses	372,434
Commitment fees	267,575
Insurance expense	211,675
Director fees	111,967
Other operating expenses	487,869
Total expenses	48,425,140

Net investment income	33,803,211

Net realized and unrealized gains
Net realized gain from:
Investments in securities of unaffiliated issuers	47,011,378
Investments in securities of affiliates	23,272,310
Net realized gain on investments	70,283,688

Net change in net unrealized appreciation on:
Investments	(33,904,230)
Foreign currency	21,663
Net change in unrealized appreciation	(33,882,567)
Net realized and unrealized gains	36,401,121

Distributions to preferred shareholders	(9,149,804)
Net change in reserve for distributions to preferred shareholders	(783,986)

Net increase in net assets applicable to common shareholders
resulting from operations	$60,270,542

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months
	Ended
	September 30, 2007
	(Unaudited)	2006

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$758,709,428	$432,087,444

Common shareholder contributions	-	284,400,000

Net investment income	33,803,211	44,077,289
Net realized gain on investments	70,283,688	30,499,848
Net change in unrealized appreciation on investments and foreign currency	(33,882,567)	49,340,092
Distributions to preferred shareholders from net investment income	(9,149,804)	(6,830,527)
Distributions to preferred shareholders from net realized gains
on investments	-	(4,334,165)
Net change in reserve for distributions to preferred shareholders	(783,986)	(230,553)
Net increase in net assets applicable to common shareholders resulting
from operations	60,270,542	112,521,984

Distributions to common shareholders from:
Net investment income	(83,200,000)	(41,236,411)
Net realized gains on investments	-	(26,165,683)
Returns of capital	-	(2,897,906)
Total distributions to common shareholders	(83,200,000)	(70,300,000)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $73,795,158 and
$15,248,565, respectively)	$735,779,970	$758,709,428

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2007

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$60,270,542
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(70,283,688)
Net change in unrealized appreciation on investments	33,904,230
Distributions paid to preferred shareholders	9,149,804
Increase in reserve for distributions to preferred shareholders	783,986
Accretion of original issue discount	(440,900)
Income from paid in-kind capitalization and other non-cash income	(12,375,821)
Amortization of deferred debt issuance costs	709,838
Changes in assets and liabilities:
Purchases of investment securities	(414,864,377)
Proceeds from sales, maturities and paydowns of investment securities	465,128,139
Decrease in accrued interest income on securities of unaffiliated issuers	264,536
Decrease in accrued interest income on securities of affiliates	1,726,192
Increase in other receivables	(5,206,234)
Increase in receivable for investment securities sold	(2,965,400)
Decrease in prepaid expenses and other assets	1,408,517
Increase in payable for investment securities purchased	11,984,223
Decrease in performance fees payable	(6,062,095)
Decrease in interest payable	(577,312)
Increase in payable to affiliate	102,705
Increase in accrued expenses and other liabilities	1,895,012
Net cash provided by operating activities	74,551,897

Financing activities
Proceeds from draws on credit facility	5,000,000
Principal repayments on credit facility	(40,000,000)
Dividends paid to common shareholders	(83,200,000)
Dividends paid to preferred shareholders	(9,149,804)
Net cash used in financing activities	(127,349,804)

Net decrease in cash and cash equivalents	(52,797,907)
Cash and cash equivalents at beginning of period	223,546,298
Cash and cash equivalents at end of period	$170,748,391

Supplemental disclosure
Interest payments	$16,317,245

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

September 30, 2007

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of Auction Rate Money Market Preferred Shares (“APS”), $473 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At September 30, 2007, there was $355 million outstanding under the Senior Facility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors committed to purchase $711 million of the Company’s common shares over a two-year period on dates specified by the Company. As of September 30, 2007, the Company has called and received all common shareholder committed contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
July 13, 2004	July 13, 2004	20%
September 30, 2004	November 15, 2004	15%
March 18, 2005	April 29, 2005	10%
October 28, 2005	November 30, 2005	15%
February 21, 2006	March 14, 2006	15%
May 22, 2006	July 5, 2006	25%

Auction Rate Money Market Preferred Capital

At September 30, 2007, the Company had 9,520 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of September 30 2007, the Company was in full compliance with such requirements.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The Company has received the entire $238 million in anticipated capitalization from issuance of the APS as follows:

Date	Shares Issued	Proceeds (millions)
July 13, 2004	1,500	$37.5
October 20, 2004	1,400	$35.0
June 21, 2005	1,384	$34.6
October 3, 2005	1,920	$48.0
March 14, 2006	3,316	$82.9

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2007, the results of its operations and cash flows for the nine months ended September 30, 2007, and the changes in net assets for the nine months ended September 30, 2007 and for the year ended December 31, 2006. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2007, all but 1.98% of the investments of the Company were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)	for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b)	for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

 Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2007, the Company had foreign currency denominated investments with an aggregate market value of approximately 6.81% of the Company’s total cash and investments. Such positions were converted at the closing rate in effect at September 30, 2007 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuation in foreign exchange rates.

Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $6,924,568 were included in net unrealized gains on investments at September 30, 2007.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investment, the Company has entered into several interest rate swaps and currency forward transactions.

The Company recognizes all derivatives as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

As of September 30, 2007, the following derivatives were outstanding:

Derivative	Notional Amount	Fair Value	Percent of Cash and Investments
Cross Currency Basis Swaps
Pay Euros, receive U.S. dollars, expiring September 13, 2016	$44,536,231	$(5,875,275)	(0.44)%
Pay Euros, receive U.S. dollars, expiring May 17, 2012	31,096,999	(1,611,378)	(0.12)
Other	1,572,793	(727,219)	(0.05)
Total Cross Currency Basis Swaps	77,206,023	(8,213,872)	(0.61)

Currency Forward
Sell Euros, buy US dollars, expiring September 15, 2009	2,129,842	(219,889)	(0.02)
Sell Euros, buy US dollars, expiring February 1, 2010	2,974,058	(228,389)	(0.02)
Total Currency Forward	5,103,900	(448,278)	(0.04)

Total Derivatives	$82,309,923	$(8,662,150)	(0.65)%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital at the inception of the Company in 2004.

Organization Costs

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Fund’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company declared distributions of $83,200,000 to common shareholders during the nine months ended September 30, 2007, and has distributed $178,000,000 to common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements. As of September 30, 2007, all tax years since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. These adjustments are primarily due to returns of capital and differing book and tax treatments for short-term realized gains, and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2007 were as follows:

Unrealized appreciation	$141,462,155
Unrealized depreciation	(75,875,403)
Net unrealized appreciation	$65,586,752

Cost	$1,091,531,399

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold of being sustained. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 became effective for the Company beginning January 1, 2007. The adoption of FIN 48 did not have a significant impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1, 2008. The adoption of SFAS No. 157 is not expected to have a significant impact on the Company’s financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted-average return on undistributed capital attributable to the common shares;

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

3. Allocations and Distributions (continued)

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as a performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above. As of September 30, 2007, the Company’s cumulative annual return exceeded the 8% threshold, and the Investment Manager had accrued $9,186,470 in unpaid performance fees. A liability for this amount is reflected in the accompanying financial statements. During the nine months ended September 30, 2007, the Company paid $20,800,000 in performance fees to the Investment Manager.

APS dividend rates are determined by auction at periodic intervals and are ranged from 6.90% to 7.40% per annum as of September 30, 2007.

The Series Z share dividend rate is fixed at 4% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of APS and $473 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period.

Advances under the Senior Facility bear interest, at either (i) the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum.

In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.30%, on the Senior Facility, or $470,044 per quarter when the average outstanding borrowings during such quarter are less than $354,750,000, subject to certain ramp-up provisions.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of September 30, 2007.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

7. Preferred Capital (continued)

the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Common Shareholders’ Capital

The Company issued no common stock during the nine months ended September 30, 2007 and received $284,400,000 upon issuance of 14,101 shares of common stock during the year ended December 31, 2006.

9. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

10. Financial Highlights

	Nine Months Ended
	September 30, 2007
	(Unaudited)	2006	2005	2004(1)

Per Common Share(2)
Net asset value, beginning of period	$20,781.38	$19,282.86	$18,013.01	$17,382.68

Investment operations:
Net investment income (loss) (3)	925.88	1,290.12	126.46	(1,009.58)
Net realized and unrealized gain	997.04	2,597.58	2,233.97	2,092.16
Distributions to preferred shareholders from:
Net investment income	(250.61)	(224.32)	(132.75)	-
Realized gains	-	(118.71)	(59.64)	-
Returns of capital	-	-	-	(50.38)
Net change in reserve for distributions to
preferred shareholders	(21.47)	(7.47)	125.73	(133.94)
Total from investment operations	1,650.84	3,537.20	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(2,278.89)	(1,242.62)	(397.82)	(267.93)
Net realized gains on investments	-	(716.69)	(255.41)	-
Returns of capital	-	(79.37)	(370.69)	-
Total distributions to common shareholders	(2,278.89)	(2,038.68)	(1,023.92)	(267.93)

Net asset value, end of period	$20,153.33	$20,781.38	$19,282.86	$18,013.01

Return on invested assets (4), (5)	10.1%	21.4%	19.8%	14.1%

Gross return to common shareholders (4)	10.4%	24.8%	14.3%	2.7%
Less: performance fee (4)	(2.1)%	(5.3)%	(2.9)%	(0.8)%
Return to common shareholders (4), (6)	8.3%	19.5%	11.4%	1.9%

Ratios and Supplemental Data
Ending net assets applicable to common
shareholders	$735,779,970	$758,709,428	$432,087,444	$235,307,573
Net investment income (loss) / average
common equity (7), (8)	6.1%	6.7%	0.9%	(8.7)%

Expenses / average common equity
Operating expenses (7), (8)	6.1%	6.1%	8.3%	17.3%
Performance fees (4)	2.0%	4.2%	3.6%	-
Total expenses / average common equity	8.1%	10.3%	11.9%	17.3%

Portfolio turnover rate (4)	40.3%	28.8%	31.6%	17.8%
Weighted-average debt outstanding	$355,384,615	$274,723,288	$57,356,164	$7,389,535
Weighted-average interest rate	5.8%	5.7%	4.2%	2.4%
Weighted-average number of shares	36,509	32,368	17,097	8,737
Average debt per share	$9,734.14	$8,487.50	$3,354.75	$845.77

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2007

10. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2007
Return on common equity (6)	12.8%
Return on invested assets (5)	20.6%
Internal rate of return (9)	13.5%

(1)	The first year of fund operations, 2004, was a partial year. The Fund commenced operations on July 13, 2004.

(2)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3)	Includes accrual of performance fee. See Notes 3 and 7, above.

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(7)	Annualized for periods of less than one year.

(8)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.  The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net  assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(9)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and  performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and,  mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal  rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is  reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the  organizational costs that were expensed at the inception of the fund.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)
(Unaudited)

Nine Months Ended September 30, 2007

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$55,368,820	$-	$-	$84,813,918

Dialogic Corporation, Senior Secured Note, LIBOR + 8%, due 3/28/12	45,940,727	-	-	49,003,442

Dialogic Corporation, Class A Convertible Preferred Shares	7,053,814	-	-	13,153,923

Enterasys Network Distribution Ltd., Senior Secured Note, LIBOR + 9%, due 2/22/11	6,954,779	-	-	6,481,332

Enterasys Networks, Inc., Senior Secured Note, LIBOR + 9%, due 2/22/11	30,494,033	-	-	28,418,148

Gores Ent Holdings, Inc., Senior Secured Note, LIBOR + 9.166%, due 2/22/11	27,638,279	-	-	27,285,891

Gores Ent Holdings, Inc., Series A Convertible Preferred Stock	33,720,121	-	-	27,259,149

Gores Ent Holdings, Inc., Series B Convertible Preferred Stock	4,800,959	-	-	3,146,307

International Wire Group, Senior Secured Notes, 10%, due 10/15/11	4,008,950	-	-	4,012,496

International Wire Group, Inc., Common Stock	10,863,766	-	-	13,221,298

Jo-Ann Stores, Inc., Common Stock	49,105,216	-	(49,106,716)	-

Online Resources Corporation, Senior Secured Loan, LIBOR + 7%, due 6/26/11	61,271,884	-	(60,972,997)	-

Online Resources Corporation, Series A-1 Convertible Preferred Stock	52,744,807	-	-	62,159,755

Radnor Holdings, Senior Secured Tranche C Notes,
LIBOR + 7.25%, due 9/15/09	2,109,837	-	-	2,109,837

Radnor Holdings, Series A Convertible Preferred Stock	-	-	-	-

Radnor Holdings, Common Stock	-	-	-	-

Radnor Holdings, Non-Voting Common Stock	-	-	-	-

Radnor Holdings, Warrants for Common Stock	-	-	-	-

Radnor Holdings, Warrants for Non-Voting Common Stock	-	-	-	-

WinCup, Inc., Common Stock	87,837,569	-	-	83,071,204

WinCup, Inc., Subordinated Promissory Note, 10% PIK, due 5/29/10	-	4,923,000	-	5,066,847

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.